                                  EXHIBIT 24

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 13,522,007 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1991 Employee Stock Incentive Plan (Form S-8); (ii) 10,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan (Form S-8); (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8); (iv) 200,914 shares of Company Common Stock to be offered pursuant to the Pioneer Bancshares, Inc. Long-Term Incentive Plan (Form S-8); and (v) 3,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Dividend Reinvestment and Common Stock Purchase Plan (Form S-3), and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13/th/ day of July, 2000.


WITNESS:

/s/ Sue H. Nichols                      /s/ Dennis C. Bottorff
------------------------                ----------------------------------
                                        Dennis C. Bottorff

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 13,522,007 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1991 Employee Stock Incentive Plan (Form S-8); (ii) 10,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan (Form S-8); (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8); (iv) 200,914 shares of Company Common Stock to be offered pursuant to the Pioneer Bancshares, Inc. Long-Term Incentive Plan (Form S-8); and (v) 3,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Dividend Reinvestment and Common Stock Purchase Plan (Form S-3), and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13/th/ day of July, 2000.


WITNESS:

/s/ Dorothy W. Arant                          /s/ J. Harold Chandler
---------------------------                   -----------------------------
                                              J. Harold Chandler

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 13,522,007 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1991 Employee Stock Incentive Plan (Form S-8); (ii) 10,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan (Form S-8); (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8); (iv) 200,914 shares of Company Common Stock to be offered pursuant to the Pioneer Bancshares, Inc. Long-Term Incentive Plan (Form S-8); and (v) 3,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Dividend Reinvestment and Common Stock Purchase Plan (Form S-3), and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14/th/ day of July, 2000.


WITNESS:

/s/ Melanie D. Allen                            /s/ James E. Dalton, Jr.
--------------------------                      ------------------------------
                                                James E. Dalton, Jr.

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 13,522,007 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1991 Employee Stock Incentive Plan (Form S-8); (ii) 10,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan (Form S-8); (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8); (iv) 200,914 shares of Company Common Stock to be offered pursuant to the Pioneer Bancshares, Inc. Long-Term Incentive Plan (Form S-8); and (v) 3,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Dividend Reinvestment and Common Stock Purchase Plan (Form S-3), and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14/th/ day of July, 2000.


WITNESS:

/s/ Susan M. Hill                               /s/ Earnest W. Deavenport, Jr
--------------------------                      -----------------------------
                                                Earnest W. Deavenport, Jr.

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 13,522,007 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1991 Employee Stock Incentive Plan (Form S-8); (ii) 10,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan (Form S-8); (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8); (iv) 200,914 shares of Company Common Stock to be offered pursuant to the Pioneer Bancshares, Inc. Long-Term Incentive Plan (Form S-8); and (v) 3,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Dividend Reinvestment and Common Stock Purchase Plan (Form S-3), and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13/th/ day of July, 2000.


WITNESS:

/s/ Michelle A. Bridges                          /s/ Rodney C. Gilbert
----------------------------                     ----------------------------
                                                 Rodney C. Gilbert

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 13,522,007 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1991 Employee Stock Incentive Plan (Form S-8); (ii) 10,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan (Form S-8); (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8); (iv) 200,914 shares of Company Common Stock to be offered pursuant to the Pioneer Bancshares, Inc. Long-Term Incentive Plan (Form S-8); and (v) 3,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Dividend Reinvestment and Common Stock Purchase Plan (Form S-3), and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13/th/ day of July, 2000.


WITNESS:

/s/ Doris L. Ingram                           /s/ Elmer B. Harris
-------------------------                     -----------------------------
                                              Elmer B. Harris

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 13,522,007 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1991 Employee Stock Incentive Plan (Form S-8); (ii) 10,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan (Form S-8); (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8); (iv) 200,914 shares of Company Common Stock to be offered pursuant to the Pioneer Bancshares, Inc. Long-Term Incentive Plan (Form S-8); and (v) 3,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Dividend Reinvestment and Common Stock Purchase Plan (Form S-3), and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13/th/ day of July, 2000.


WITNESS:

/s/ Michelle A. Bridges                      /s/ James A. Haslam II
--------------------------                   --------------------------------
                                             James A. Haslam II

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 13,522,007 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1991 Employee Stock Incentive Plan (Form S-8); (ii) 10,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan (Form S-8); (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8); (iv) 200,914 shares of Company Common Stock to be offered pursuant to the Pioneer Bancshares, Inc. Long-Term Incentive Plan (Form S-8); and (v) 3,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Dividend Reinvestment and Common Stock Purchase Plan (Form S-3), and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15/th/ day of July, 2000.


WITNESS:

/s/ Michelle A. Bridges                           /s/ Martha R. Ingram
---------------------------                       -------------------------
                                                  Martha R. Ingram

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 13,522,007 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1991 Employee Stock Incentive Plan (Form S-8); (ii) 10,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan (Form S-8); (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8); (iv) 200,914 shares of Company Common Stock to be offered pursuant to the Pioneer Bancshares, Inc. Long-Term Incentive Plan (Form S-8); and (v) 3,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Dividend Reinvestment and Common Stock Purchase Plan (Form S-3), and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 13/th/ day of July, 2000.


WITNESS:

/s/ Michelle A. Bridges                       /s/ Victoria B. Jackson
-----------------------                       ----------------------------
                                              Victoria B. Jackson

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 13,522,007 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1991 Employee Stock Incentive Plan (Form S-8); (ii) 10,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan (Form S-8); (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8); (iv) 200,914 shares of Company Common Stock to be offered pursuant to the Pioneer Bancshares, Inc. Long-Term Incentive Plan (Form S-8); and (v) 3,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Dividend Reinvestment and Common Stock Purchase Plan (Form S-3), and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13/th/ day of July, 2000.


WITNESS:

/s/ Sue S. Baldwin                                /s/ Ronald L. Kuehn, Jr.
-----------------------                           ------------------------
                                                  Ronald L. Kuehn, Jr.

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 13,522,007 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1991 Employee Stock Incentive Plan (Form S-8); (ii) 10,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan (Form S-8); (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8); (iv) 200,914 shares of Company Common Stock to be offered pursuant to the Pioneer Bancshares, Inc. Long-Term Incentive Plan (Form S-8); and (v) 3,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Dividend Reinvestment and Common Stock Purchase Plan (Form S-3), and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16/th/ day of July, 2000.


WITNESS:

/s/ Michelle A. Bridges                     /s/ James R. Malone
--------------------------                  ----------------------
                                            James R. Malone

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 13,522,007 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1991 Employee Stock Incentive Plan (Form S-8); (ii) 10,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan (Form S-8); (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8); (iv) 200,914 shares of Company Common Stock to be offered pursuant to the Pioneer Bancshares, Inc. Long-Term Incentive Plan (Form S-8); and (v) 3,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Dividend Reinvestment and Common Stock Purchase Plan (Form S-3), and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13/th/ day of July, 2000.


WITNESS:

/s/ Michelle A. Bridges                           /s/ Thomas E. Hoaglin
-------------------------                         -------------------------
                                                  Thomas E. Hoaglin

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 13,522,007 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1991 Employee Stock Incentive Plan (Form S-8); (ii) 10,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan (Form S-8); (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8); (iv) 200,914 shares of Company Common Stock to be offered pursuant to the Pioneer Bancshares, Inc. Long-Term Incentive Plan (Form S-8); and (v) 3,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Dividend Reinvestment and Common Stock Purchase Plan (Form S-3), and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12/th/ day of July, 2000.


WITNESS:

/s/ Karen H. Anderson                        /s/ Claude B. Nielsen
------------------------                     -------------------------
                                             Claude B. Nielsen

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 13,522,007 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1991 Employee Stock Incentive Plan (Form S-8); (ii) 10,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan (Form S-8); (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8); (iv) 200,914 shares of Company Common Stock to be offered pursuant to the Pioneer Bancshares, Inc. Long-Term Incentive Plan (Form S-8); and (v) 3,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Dividend Reinvestment and Common Stock Purchase Plan (Form S-3), and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21/st/ day of July, 2000.


WITNESS:

/s/ Kim D. Massey                             /s/ John N. Palmer
--------------------                          ------------------
                                              John N. Palmer

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 13,522,007 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1991 Employee Stock Incentive Plan (Form S-8); (ii) 10,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Thrift Plan (Form S-8); (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8); (iv) 200,914 shares of Company Common Stock to be offered pursuant to the Pioneer Bancshares, Inc. Long-Term Incentive Plan (Form S-8); and (v) 3,500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Dividend Reinvestment and Common Stock Purchase Plan (Form S-3), and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13/th/ day of July, 2000.


WITNESS:

/s/ Michelle A. Bridges                       /s/ Benjamin F. Payton, Ph.D.
-----------------------------                 -----------------------------
                                              Benjamin F. Payton, Ph.D.